CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This Certification is to accompany the Quarterly Report of Dendrite International, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”).

I, Luke M. Beshar, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

LUKE M. BESHAR ————————————————— Luke M. Beshar Senior Vice President and Chief Financial Officer August 14, 2002